UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

WINTERGREEN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42673	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 8326, Block B,

Hongxiang Cultural and Creative Industrial Park,

90 Jiukeshu West Road,

Tongzhou District, Beijing, PRC

(Address of principal executive offices, including zip code)

008613652371477

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire one-eighth (1/8) of one Ordinary Share	WTGUU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	WTG	The Nasdaq Stock Market LLC
Rights, each to acquire one-eighth (1/8) of one Ordinary Share	WTGUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2025, the U.S. Securities and Exchange Commission (the “SEC”) declared effective the Registration Statement on Form S-1, as amended (File No. 333-286795) (the “Registration Statement”), relating to the initial public offering (the “IPO”) by Wintergreen Acquisition Corp. (the “Company”) of 5,000,000 units (the “Units”). Each Unit consists of one of the Company’s ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-eighth (1/8th) of one Ordinary Share upon the consummation of the initial business combination (the “Rights”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.

In connection with the IPO, the Company entered into the following agreements:

●	an Underwriting Agreement, dated May 28, 2025, by and between the Company and D. Boral Capital LLC, as representative of the several underwriters named therein (the “Underwriting Agreement”);

●	a Rights Agreement, dated May 28, 2025, between the Company and Transhare Corporation, as rights agent (the “Rights Agreement”);

●	an Investment Management Trust Agreement, dated May 15, 2025, between the Company and Wilmington Trust, National Association, as trustee (the “Trust Agreement”);

●	a Registration Rights Agreement, dated May 28, 2025, by and among the Company, MACRO DREAM Holdings Limited (the “Sponsor”), and certain securityholders of the Company (the “Registration Rights Agreement”);

●	a Placement Unit Purchase Agreement, dated May 27, 2025, between the Company and the Sponsor (the “Placement Unit Purchase Agreement”);

●	Indemnity Agreements, each dated May 27, 2025, by and between the Company and each of the directors and officers of the Company (Yongfang Yao, Bingzhao Tan, Xiangxiang Wei, Ru Ding, and Caihong Chen) (the “Indemnity Agreements”);

●	an Insider Letter Agreement, dated May 28, 2025, by and among the Company, the Sponsor and each of the officers and directors of the Company (the “Insider Letter Agreement”); and

●	an Administrative Services Agreement, dated May 27, 2025, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4.1, 10.4.2, 10.4.3, 10.4.4, 10.4.5, 10.5 and 10.6, respectively.

Pursuant to the Underwriting Agreement, the Company granted the underwriter a 45-day option from the effective date of the IPO to purchase up to 750,000 additional Units to cover over-allotments, if any.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company’s Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Charter”) filed with the Cayman Islands Registrar of Companies became effective on May 28, 2025. A copy of the Amended and Restated Charter is filed herewith as Exhibit 3.1.

Item 8.01. Other Events.

On May 28, 2025, in connection with the pricing of the IPO, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 28, 2025, between the Company and D. Boral Capital LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Rights Agreement, dated as of May 28, 2025, between Transhare Corporation and the Company.
10.1	Investment Management Trust Agreement, dated as of May 15, 2025, between Wilmington Trust, National Association and the Company.
10.2	Registration Rights Agreement, dated as of May 28, 2025, among the Company, MACRO DREAM Holdings Limited, and certain securityholders of the Company.
10.3	Placement Unit Purchase Agreement, dated as of May 27, 2025, between the Company and MACRO DREAM Holdings Limited.
10.4.1	Indemnity Agreement between the Company and Yongfang Yao.
10.4.2	Indemnity Agreement between the Company and Bingzhao Tan.
10.4.3	Indemnity Agreement between the Company and Xiangxiang Wei.
10.4.4	Indemnity Agreement between the Company and Ru Ding.
10.4.5	Indemnity Agreement between the Company and Caihong Chen.
10.5	Insider Letter Agreement, dated as of May 28, 2025, among the Company, MACRO DREAM Holdings Limited and each director and officer of the Company.
10.6	Administrative Services Agreement, dated as of May 27, 2025, between the Company and MACRO DREAM Holdings Limited.
99.1	Press Release dated May 28, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTERGREEN ACQUISITION CORP.

Date:	May 29, 2025

By:	/s/ Yongfang Yao
Name:	Yongfang Yao
Title:	Chief Executive Officer and Chairman of the Board of Directors

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